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                                   EXHIBIT B


                        INSTITUTIONAL CLIENT'S AGREEMENT

FULL ACCOUNT TITLE         BRANCH            ACCOUNT NUMBER            BROKER

Gentlemen:

         In consideration of your opening and carrying one or more accounts of the undersigned for the purchase and sale of property, the undersigned agrees as follows:

1. The word "property" as used herein shall mean all securities, including but not limited to monies, stocks, options, bonds, notes, futures contracts, commodities, certificates of deposit and other obligations, contracts or securities. "You" or "your" means PaineWebber Incorporated, its successor firms, subsidiaries, correspondents or affiliates and employees.

2. All transactions for the undersigned shall be subject to the constitution, rules, regulations, interpretations, by laws, customs and usages of the exchange or market and its clearing house, if any, where the transactions are executed. Such transactions are also subject, where applicable, to the provisions, rules and regulations of the Securities and Exchange Commission, the Commodity Futures Trading Commission and the Board of Governors of the Federal Reserve System in existence at this time and as later amended and supplemented.

3. You may change the terms of this Agreement at any time upon prior written notice to the undersigned. If such changes are not acceptable, the undersigned will notify you in writing of such non-acceptance and the undersigned's account(s) will be cancelled. The undersigned will remain liable for any outstanding debits and/or charges on the account(s). By continuing to accept the services offered by you, the undersigned indicates the acceptance of these changes.

4. All orders for the purchase and sale of any property will be given by the undersigned and executed with the distinct understanding that an actual purchase or sale is intended and that it is the intention and obligation of the undersigned in every case to deliver property to cover any and all sales and in the case of purchases to receive and pay for property and that the undersigned will do so upon your demand. In case you make a short sale of any property at the direction of the undersigned or in case the undersigned fails to deliver to you any property which you have sold at the direction of the undersigned, you are authorized to borrow the property necessary to enable you to make delivery to the purchaser and the undersigned agrees to be responsible for the cost or loss you may incur, or the cost of obtaining the property if you are unable to borrow it. No settlement of the undersigned's account(s) may occur without your first receiving all property for which the account is short and all property in which the account(s) are long being paid for in full and the property then delivered. You and your correspondents are constituted agents of the undersigned to complete all such transactions and are authorized to make advances and expend monies as are required.

5. The undersigned, when placing with you any sell order for a short account, will designate it as such and hereby authorizes you to mark the order as being "short". When placing with you any order for a long account, the undersigned will designate it as such and hereby authorizes you to mark the order as being "long". Any sell order which the undersigned shall designate as being for a long account is for property which is owned by the undersigned and, if you are unable to deliver this property from any account(s) of the undersigned, the placing of the order will constitute a representation by the undersigned that the securities will be delivered as required and that the undersigned will reimburse you for any expense incurred.

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6.       All property held or purchased shall be subject to a lien in your favor for the discharge of all indebtedness and other obligations of the undersigned, however and whenever arising, and may be held by you as security for the payment of any such obligations or indebtedness to you in any account you maintain for the undersigned. You are authorized without notice to the undersigned whenever you deem it advisable from time to time (a) to transfer interchangeably between accounts of the undersigned any or all property so held, without regard to whether you have in your possession or subject to your control other property of the same kind and amount and (b) in the usual course business to pledge, repledge, hypothecate (either for the amount owed you or for a greater or lesser sum) and lend the same to you as broker or to others from time to time, separately or commingled with property carried for other clients, and you shall not be required to deliver to the undersigned the same property but only property of the same kind and amount.

7. The undersigned shall at all times be liable for the payment of any amounts advanced, any debit balance or other obligations owing in any account(s) of the undersigned with you and the undersigned shall be liable to you for any deficiency remaining in any such account(s) in the event of the liquidation thereof, in whole or in part, by you or the undersigned. The undersigned shall make payment of any such balance, obligation, deficiency, indebtedness, including interest and commissions, upon demand, and any costs of collection, including attorney's fees, if incurred by you.

8. All amounts advanced and other balances due shall be charged interest in accordance with your usual custom which may include the compounding of interest, including any increases in rates which reflect adjustments in the call money rate, and such other charges as you may make to cover your facilities and extra services. Payment of all amounts advanced and other balances due, together with the interest thereon, shall be made by the undersigned to you at any of your offices which will act as the undersigned's agent for the transmittal of such amounts and other balances due to you at New York, New York.

         THE UNDERSIGNED HAS READ AND UNDERSTANDS THE STATEMENT OF CREDIT PRACTICES DESCRIBING INTEREST CHARGES PRINTED ON THE REVERSE SIDE

9. You may employ sub brokers and shall be responsible only for reasonable care in their selection. You may deal with market makers or members of any exchange known as specialists or known as odd lot dealers and in the execution of orders they may act as sub brokers for the undersigned and may also buy or sell the property for themselves as dealers for their own account.

10. The undersigned agrees to maintain in account(s) with you such positions and margin as required by all applicable statutes, rules, regulations, procedures, and customs, or as you deem necessary or advisable and, where applicable, to satisfy any and all margin calls issued in connection with such business.

11. You shall have the right in accordance with your general policies regarding your margin maintenance requirements in existence at the time, or, if in your discretion you consider it necessary for your protection to require additional collateral or the liquidation of any account of the undersigned, or in the event a petition in bankruptcy or for appointment of a receiver is filed by or against the undersigned, or an attachment is levied against the account(s) of the undersigned to sell any or all property in the account(s) of the undersigned with you, whether carried individually or jointly with others, to buy any or all property which may be short in such account(s), to cancel any open orders and to close any or all outstanding contracts, all without demand for margin or additional margin, other notice of sale or purchase, or other notice or advertisement. Any such sales or purchases may be made at your discretion on any exchange or other market where such business is usually transacted, or at public auction or private sale, and you may be the purchasers for your own account. It is understood a prior demand, or call, or prior notice of the time and place of such sale or purchase shall not be considered a waiver of your right to sell or buy without demand or notice as herein provided.

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12.      The  undersigned  expressly  agrees  you  will  not  be  bound  by  any representation or agreement made by any of your employees or agents which purports to affect or diminish your rights under this agreement.

13. In the event any one or more of the provisions contained in this agreement shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such finding or holding shall only affect the provision(s) involved and the remainder of this agreement and the application of all provisions shall not be affected.

14. The undersigned's address below is and will continue to be a correct address until your Lincoln Harbor Office receives written notice of any change. Notices and communications sent to the undersigned at such address will constitute personal delivery to the undersigned, whether actually received or not. All reports of execution of orders and account statements shall be conclusive if not objected to by the undersigned in writing immediately by notice sent to you by registered mail.

15. All transactions made for the account(s) of the undersigned shall be governed by the terms of this agreement. This agreement and its enforcement shall be construed and governed by the laws of the State of New York, and shall be binding upon the undersigned, its successors and assigns.

16.    -   ARBITRATION IS FINAL AND BINDING ON THE PARTIES.

         - THE PARTIES ARE WAIVING THEIR RIGHT TO SEEK REMEDIES IN COURT, INCLUDING THE RIGHT TO JURY TRIAL.

         - PRE-ARBITRATION DISCOVERY IS GENERALLY MORE LIMITED THAN AND DIFFERENT FROM COURT PROCEEDINGS.

         - THE ARBITRATOR'S AWARD IS NOT REQUIRED TO INCLUDE FACTUAL FINDINGS OR LEGAL REASONING AND ANY PARTY'S RIGHT TO APPEAL OR TO SEEK MODIFICATION OF RULINGS BY THE ARBITRATORS IS STRICTLY LIMITED.

         - THE PANEL OF ARBITRATORS WILL TYPICALLY INCLUDE A MINORITY OF ARBITRATORS WHO WERE OR ARE AFFILIATED WITH THE SECURITIES INDUSTRY.

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         I AGREE, AND BY CARRYING AN ACCOUNT FOR ME PAINEWEBBER AGREE(S), THAT
         ANY AND ALL CONTROVERSIES WHICH MAY ARISE BETWEEN ME AND PAINEWEBBER CONCERNING ANY ACCOUNT, TRANSACTION, DISPUTE OR THE CONSTRUCTION, PERFORMANCE, OR BREACH OF THIS OR ANY OTHER AGREEMENT, WHETHER ENTERED INTO PRIOR, ON OR SUBSEQUENT TO THE DATE HEREOF, SHALL BE DETERMINED BY ARBITRATION. ANY ARBITRATION UNDER THIS AGREEMENT SHALL BE HELD UNDER AND PURSUANT TO AND BE GOVERNED BY THE FEDERAL ARBITRATION ACT, AND SHALL BE CONDUCTED BEFORE AN ARBITRATION PANEL COVENED BY THE NEW YORK STOCK EXCHANGE, INC. OR THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. I MAY ALSO SELECT ANY
         OTHER  NATIONAL  SECURITY   EXCHANGE'S ARBITRATION  FORUM  UPON  WHICH
         PAINEWEBBER IS LEGALLY REQUIRED TO ARBITRATE THE CONTROVERSY WITH ME, INCLUDING, WHERE APPLICABLE, THE MUNICIPAL SECURITIES RULE-MAKING BOARD. SUCH ARBITRATION SHALL BE GOVERNED BY THE RULES OF THE ORGANIZATION CONVENING THE PANEL. I MAY ELECT IN THE FIRST INSTANCE THE ARBITRATION FORUM, BUT IF I FAIL TO MAKE SUCH ELECTION, BY REGISTERED LETTER OR TELEGRAM ADDRESSED TO YOU AT YOUR MAIN OFFICE, BEFORE THE EXPIRATION OF FIVE DAYS (5) AFTER RECEIPT OF A WRITTEN REQUEST FROM YOU TO MAKE SUCH ELECTION, THEN YOU MAY MAKE SUCH ELECTION. THE AWARD OF THE ARBITRATORS, OR OF THE MAJORITY OF THEM, SHALL BE FINAL, AND JUDGMENT UPON THE AWARD RENDERED MAY BE ENTERED IN ANY COURT OF COMPETENT JURISDICTION.

         NO PERSON SHALL BRING A PUTATIVE OR CERTIFIED CLASS ACTION TO ARBITRATION, NOR SEEK TO ENFORCE ANY PRE-DISPUTE ARBITRATION AGREEMENT AGAINST ANY PERSON WHO HAS INITIATED IN COURT A PUTATIVE CLASS ACTION; WHO IS A MEMBER OF A PUTATIVE CLASS WHO HAS NOT OPTED OUT OF THE CLASS WITH RESPECT TO ANY CLAIMS ENCOMPASSED BY THE PUTATIVE CLASS ACTION
         UNTIL: (I) THE CLASS CERTIFICATION IS DENIED; (II) THE CLASS IS DECERTIFIED; OR (III) THE CUSTOMER IS EXCLUDED FROM THE CLASS BY THE COURT. SUCH FORBEARANCE TO ENFORCE AN AGREEMENT TO ARBITRATE SHALL NOT CONSTITUTE A WAIVER OF ANY RIGHTS UNDER THIS AGREEMENT EXCEPT TO THE EXTENT STATED HEREIN.

         I EXPRESSLY AGREE THAT SERVICE OF PROCESS IN ANY ACTION SHALL BE SUFFICIENT IF SERVED BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, AT MY LAST ADDRESS KNOWN TO YOU. I EXPRESSLY WAIVE ANY DEFENSE TO SERVICE OF PROCESS AS SET FORTH ABOVE.

17. This agreement may be assigned by you and will inure to the benefit of your successors and assigns and you may transfer or assign the account(s) of the undersigned to them, which shall be binding on the undersigned, its successors and assigns.

18. BY SIGNING THIS AGREEMENT, THE UNDERSIGNED ACKNOWLEDGES THAT YOU AND YOUR SUCCESSORS AND ASSIGNS ARE AUTHORIZED IN THE USUAL COURSE OF BUSINESS TO LEND, RELEND, HYPOTHECATE, REHYPOTHECATE, PLEDGE OR REPLEDGE SEPARATELY OR TOGETHER WITH THE PROPERTY OF OTHERS EITHER TO YOURSELVES OR TO OTHERS ANY PROPERTY WHICH YOU MAY BE CARRYING FOR THE UNDERSIGNED ON MARGIN. THIS AUTHORIZATION SHALL APPLY TO
         ALL ACCOUNTS CARRIED BY YOU FOR THE UNDERSIGNED AND SHALL REMAIN IN FULL FORCE UNTIL WRITTEN NOTICE OF REVOCATION IS RECEIVED BY YOU. BY SIGNING THIS AGREEMENT THE CUSTOMER ACKNOWLEDGES THAT:

         1. THE SECURITIES IN THE CUSTOMER'S MARGIN ACCOUNT MAY BE LOANED TO THE BROKER OR LOANED OUT TO OTHERS;

         2.       THE CUSTOMER HAS RECEIVED A COPY OF THIS AGREEMENT.

         THIS AGREEMENT CONTAINS A PRE-DISPUTE ARBITRATION CLAUSE AT PAGE 1 AT PARAGRAPH 16.

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         SIGNATURE            PLEASE PRINT NAME AND TITLE          DATE

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NO. OR STREET ADDRESS         CITY OR TOWN           STATE          POSTAL CODE